                                                                    Exhibit 3.13

                                                 0010115233
                                                 9149/0103 51 001 Page 1 of 2
                                                 2001-02-13  11:40:05

File # D 5215-061-2

Form BCA-5.10
NFP-105.10
      (REV. JAN. 1999)

Jesse White
Secretary of State
Department of Business Services
Springfield, IL  62756                   FILED            SUBMIT IN DUPLICATE
Telephone (217) 782-3647
http:/www.sos.state.il.us                                 THIS SPACE FOR USE BY
                                                           SECRETARY OF STATE

   STATEMENT OF                                        DATE 1-17-01
      CHANGE                        Jan 17, 2001      Filing Fee         $   5
OF REGISTERED AGENT                                    Approved:  LC
 AND/OR REGISTERED                    Jesse White
      OFFICE                      Secretary of State

                                                       Remit payment in check or
                                                       money order, payable to
                                                       "Secretary of State."

                        Type or print in black ink only.
                       See reverse side for signature(s).

1.     CORPORATE NAME: The Dekalb Works Company

2.     STATE OR COUNTRY OF INCORPORATION: Illinois

3. Name and address of the registered agent and registered office as they appear on the records of the office of the Secretary of State (before change):

       Registered Agent CT Corporation Company
                        -------------------------------------------------------
                        First Name       Middle Name            Last Name

       Registered Office 208 South LaSalle Street
                        -------------------------------------------------------
                        Number    Street   Suite No. (A P.O. Box alone is not
                                           acceptable)

                        Chicago, IL  60604-1136               COOK
                        -------------------------------------------------------
                        City         ZIP Code      County

4. Name and address of the registered agent and registered office shall be (after all changes herein reported):

         Registered Agent  Alan B. Patzik
                        -------------------------------------------------------
                        First Name      Middle Name            Last Name

       Registered Office 150 S. Wacker Drive, Suite 900
                        -------------------------------------------------------
                        Number   Street    Suite No. (A P.O. Box alone is not
                                           acceptable)
                        Chicago, IL  60606               COOK
                        -------------------------------------------------------
                        City         ZIP Code      County

5. The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

6.     The above change was authorized by: ("X" one box only)

       a.     [X] By resolution duly adopted by the board of directors. (Note 5)

       b.     [ ] By action of the registered agent.                    (Note 6)

NOTE: When the registered agent changes, the signatures of both president and secretary are required.

7.     (If authorized by the board of directors, sign here. See Note 5)

       The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

Dated  January 15, 2001        The Dekalb Works Company

         (Month & Day)                (Year)         (Exact Name of Corporation)

attested by /s/ Richard N. Burger                  by  /s/ Gary Yetman
            --------------------------------           -----------------------
(Signature of Secretary or Assistant Secretary)          (Signature of President
                                                           or Vice President)

Richard N. Burger, Secretary                    Gary Yetman, President
----------------------------                    --------------------------------
(Type or Print Name and Title)                    (Type or Print Name and Title)

(If change of registered office by registered agent, sign here.  See Note 6)
         The undersigned, under penalties of perjury, affirms that the facts stated herein are true.

Dated ______________, ________    _____________________________________________
      (Month & Day)   (Year)        (Signature of Registered Agent of Record))

                                      NOTES

1. The registered office may, but need not be the same as the principal office of the corporation. However, the registered office and the office address of the registered agent must be the same.

2. The registered office must include a street or road address; a post office number alone is not acceptable.

3.     A corporation cannot act as its own registered agent.

4. If the registered office is changed from one county to another, then the corporation must file with the recorder of deeds of the new county a certified copy of the articles of incorporation and a certified copy of the statement of change of registered office. Such certified copies may be obtained ONLY from the Secretary of State.

5. Any change of registered agent must be by resolution adopted by the board of directors. This statement must then be signed by the president (or vice-president) and by the secretary (or an assistant secretary).

6. The registered agent may report a change of the registered office of the corporation for which he or she is registered agent. When the agent reports such a change, this statement must be signed by the registered agent.

                                                                      0010115234

Form BCA-12.45                         APPLICATION FOR REINSTATEMENT
NFP-13.60                                           OF
(REV. JAN. 1995)                     DOMESTIC OR FOREIGN CORPORATIONS

                                                                                       File #D 5215-061-2

George H. Ryan                   This space for use by Secretary of State
Secretary of State                                                                     SUBMIT IN DUPLICATE!
Department of Business Services                    FILED
Springfield, IL  62756                                                                 This space for use by
                                                Jan 17 2001                              Secretary of State
Payment must be made by certified
check, cashier's check, Illinois               Jesse White                             Date     1-17-01
attorney's check, Illinois                  Secretary of State                         Filing Fee     $ 100.00
C.P.A.'s check or money order,                                                         Approved:
payable to "Secretary of State."

1.     (a)    Corporate name as of the date of issuance of the certificate of dissolution or revocation: The Dekalb Works Company_______________
              __________________________________________________________________
              __________________________________________________________________

       (b)    Corporate name as changed: _______________________________________
              _________________________________________________________ (Note 1)

       (c) If a foreign corporation having a certificate of authority under an assumed corporate name restriction, the assumed corporate name:
              __________________________________________________________________
              _________________________________________________________ (Note 2)

2.     State of incorporation: Illinois

3.     Date that the certificate of dissolution or revocation was issued:
       1/02/01

4. Name and address of the Illinois registered agent and the Illinois registered office, upon reinstatement: (Note 3) NOTICE! Completion of item #4 does not constitute a registered agent or office change. See note #3 on back of this form.

         Registered Agent Alan B. Patzik
                          ------------------------------------------------------
                          First Name         Middle Name         Last Name

         Registered Office 150 S. Wacker Drive, Suite 900
                          ------------------------------------------------------
                          Number       Street       Suite # (A P.O. Box alone is
                                                    not acceptable)

                          Chicago, IL  60606        COOK
                          ------------------------------------------------------
                          City         Zip Code     County

5. This application is accompanied by all delinquent report forms together with the filing fees, franchise taxes, license fee and penalties required.

6. The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true. (All signatures must be in BLACK INK.)

       Dated January 15 , 2001                    The Dekalb Works Company
                                                  ------------------------------
                                                  (Exact Name of Corporation)

       Attested by /s/ Richard N. Burger          By /s/ Gary Yetman
                   -----------------------------  ------------------------------
                   (Signature of Secretary or     (Signature of President or
                      Assistant Secretary)              Vice President)

                   Richard N. Burger, Secretary   Gary Yetman, President
                   -----------------------------  ------------------------------
                   (Type or Print Name and Title) (Type or Print Name and Title)

                                   FORM BCA-47
                            ARTICLES OF INCORPORATION

TO:      ALAN J. DIXON, Secretary of State

The name and address of the incorporators are as follows:

Name       Number       Street       City       State       Zip Code
________________________________________________________________________________

Coleman Cable & Wire Company           2500 Commonwealth Ave., Waukegan Illinois
________________________________________________________________________________
  An Illinois corporation
________________________________________________________________________________
________________________________________________________________________________

The above named incorporators, being one or more natural persons of the age of twenty-one years or more or a corporation, and having subscribed to the shares of the corporation to be organized pursuant hereto, or the purpose of forming a corporation under "The Business Corporation Act" of the State of Illinois, do hereby adopt the following Articles of Incorporation:

                                   ARTICLE ONE

The name of the corporation hereby incorporated is: NEHRING ELECTRICAL WORKS COMPANY

                                   ARTICLE TWO

The name and address of the initial registered agent and registered office are:

Registered Agent:                       Alfred B. Teton

Registered office:                      120 S. LaSalle Street, Chicago, Illinois

City, Zip code, County                  Chicago, Illinois  60603, Cook County

                                  ARTICLE THREE

The duration of the corporation is [X]  perpetual  OR  __________________ years

                                  ARTICLE FOUR

The purposes for which the corporation is organized are:

       To buy, sell, own, operate, manage or otherwise deal in or with personal property and real estate of every kind and description and all interests therein, including without limiting the generality of the foregoing, the right to acquire, manufacture, and distribute power cables, wires, electronic, and kindred products.

                                  ARTICLE FIVE

Paragraph 1: The class, number of shares, the par value, if any, of each class which the corporation is authorized to issue, the number the corporation proposes to issue without further report to the Secretary of State, and the consideration (expressed in dollars) to be received by the corporation therefore, are:


                                                     Number of shares    Number of shares to    Total consideration to be
       Class          Series         Par                authorized            be issued            received therefor
Common                               $1.00              1,000,000               1,000                   $1,000.00

                                   ARTICLE SIX

The corporation will not commence business until at least one thousand dollars has been received as consideration for the issuance of shares.

                                  ARTICLE SEVEN

The number of directors to be elected at the first meeting of the shareholders is 2 __________________________________________________________________________.

                                  ARTICLE EIGHT

Paragraph 1: It is estimated that the value of all property to be owned by the corporation for the following year wherever located will be $___________

Paragraph 2: It is estimated that the value of the property to be located within the State of Illinois during the following year will be $___________

Paragraph 3: It is estimated that the gross amount of business which will be transacted by the corporation during the following year will be $ ________

Paragraph 4: It is estimated that the gross amount of business which will be transacted at or from places of business in the State of Illinois during the following year will be $_____________

       NOTE: If all the property of the corporation is to be located in this State and all of its business is to be transacted at or from places of business in this State, or if the incorporators elect to pay the initial franchise tax on the basis of its entire stated capital and paid-in surplus, then the information called for in Article Eight need not be stated. The basis for computation of franchise taxes payable by domestic corporations is set forth in Section 132 of the Business Corporation Act.

   Signatures of incorporators:         NOTE: If a corporation acts as
COLEMAN CABLE & WIRE COMPANY            incorporator the name of the
                                        corporation and the state of
By:  /s/ Alfred B. Teton                incorporation shall be shown and the
     -------------------                execution must be by its President or
         President                      Vice-President and verified by him, and
                                        the corporate seal shall be affixed and
                                        attested by its Secretary or an
                                        Assistant Secretary.

Attest:

/s/ Alfred B. Teton
-------------------
Assistant Secretary

As an incorporator, I declare that this document has been examined by me and is, to the best of may knowledge and belief, true, correct and complete.

                                   RETURN TO:

                             Corporation Department
                               Secretary of State
                           Springfield, Illinois 62756
                            Telephone (217) 782-7880

                        CONSENT TO USE OF CORPORATE NAME

       The undersigned, being an officer and the duly authorized agent of NEHRING ELECTRICAL WORKS, INC., and pursuant to authority granted by the Board of Directors of said corporation, does hereby consent to the use in Illinois of the corporate name NEHRING ELECTRICAL WORKS COMPANY by a corporation being incorporated under the laws of the State of Illinois by ELECTRICAL CONDUCTORS, INC.

       DATED this 15th day of July, 1980.

                                                  NEHRING ELECTRICAL WORKS, INC.

                                                  By: /s/ Alfred B. Teton

(CORPORATE
  SEAL)

Form BCA-10.30                    ARTICLES OF AMENDMENT
(REV. JAN. 1991)

                                                          File #D 5215
George H. Ryan                                               SUBMIT IN DUPLICATE
Secretary of State                        FILED
Department of Business Services
Springfield, IL  62756                 Jan 19 1996        This space for use by
Telephone (217) 782-6961                                    Secretary of State
                                      George H. Ryan
                                    Secretary of State    Date 1-19-96
                                                          Franchise Tax     $
Remit payment in check or money order,                    Filing Fee        $
payable to "Secretary of State."                          Penalty           $

                                                          Approved:

1. CORPORATE NAME: NEHRING ELECTRICAL WORKS COMPANY

2. MANNER OF ADOPTION:

              The following amendment of the Articles of Incorporation was adopted on November 27 1995 in the manner indicated below. ("X" one box only)

       [ ] By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected; or by a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;

       [ ]    By a majority of the board of directors, in accordance with
              Section 10.15, shares having been issued by shareholder action being required for the adoption of the amendment;

       [ ] By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;

       [ ] By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly elected and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;

       [ ] By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly elected and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.

                               (INSERT AMENDMENT)

       (Any article being amended is required to be set forth in its entirety.) (Suggested language for an amendment to change the corporation is RESOLVED, that the Articles of Incorporation be amended to read as follows:)

       RESOLVED, that the Articles of Incorporation of Nehring
       Electrical Works Company be, and they hereby are, amended to read as follows:

________________________________________________________________________________
                                   (NEW NAME)

      "Article I. The name of the corporation is The DeKalb Works Company."

                 All changes other than name, include on page 2

3. The manner in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of class below the number of issued shares of that class, provided for or effected by this amendment, is as follows: (If not applicable, insert "No change")

                                       N/A

4. (a) The manner in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows: (If not applicable, insert "No change")

                                       N/A

       (b) The amount of paid-in capital (Paid-In Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of the accounts) as changed by this amendment is as follows: (If not applicable, insert "No change")

                                       N/A

                                        Before Amendment  After Amendment

              Paid-in Capital           $_______________     $______________

                      (Complete either item 5 or 6 below)

5. The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirm under penalties of perjury, that the facts stated herein are true.

       Dated November 30, 1995                  NEHRING ELECTRICAL WORKS COMPANY
                                                --------------------------------
                                                (Exact Name of Corporation)

attested by /s/ William G. Vranek               by /s/ William G.Vranek
            ----------------------------------     ----------------------------
          (Signature of Secretary of Assistant  (Signature of President or Vice
            Secretary)                            President)

            William G. Vranek, Secretary        William G. Vranek, Secretary
          ------------------------------        ------------------------------
          (Type or Print Name and Title)        (Type or Print Name and Title)

6. If amendment is authorized by the incorporators, the incorporators must sign below.

                                       OR

       If amendment is authorized by the directors and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below.

       The undersigned affirms, under the penalties of perjury, that the facts stated herein are true.

       Dated ________________________________________, 19 _____

        ___________________________________  ___________________________________
        ___________________________________  ___________________________________
        ___________________________________  ___________________________________
        ___________________________________  ___________________________________

Form BCA-5.10                     STATEMENT OF CHANGE OF REGISTERED
NFP-105.10                          AGENTAND/OR REGISTERED OFFICE

                                                                            File #D 52150612
George H. Ryan
Secretary of State                              FILED                        SUBMIT IN DUPLICATE
Department of Business Services
Springfield, IL  62756                       Dec 27 1994                     This space for use by
Telephone (217) 782-6961                                                     Secretary of State
                                           George H. Ryan
                                         Secretary of State                 Date     12/27/94
                                                                            Franchise Tax     $
                                                                            Filing Fee        $
Remit payment in check or money
order, payable to "Secretary of State."                                     Approved:

1.     CORPORATE NAME:                       NEHRING ELECTRICAL WORKS COMPANY

2.     STATE OR COUNTRY OF INCORPORATION:                  Illinois

Name and address of the registered agent; and registered office as they appear on the records of the office of the Secretary of State (Before Change):

    Registered Agent      Alan B. Patzik
                          -----------------------------------------------------
                          First Name           Middle Name         Last Name

    Registered Office     150 S. Wacker Dr #900
                          -----------------------------------------------------
                          Number            Street   Suite No. (A.P.O. Box along
                                                      is not acceptable)

                          Chicago           60606              Cook
                          -----------------------------------------------------
                           City            Zip Code           County

5. The address of the registered office and the address of the business office of the registered agent has changed, will be identical.

6.     The above change was authorized by: ("X" one box only)

       a. [ ] By resolution duly adopted by the board of directors. (Note 5)

       b. [X] By action of the registered agent. (Note 6)

NOTE: When the registered agent changes, the signatures of both President and Secretary are required

7. If authorized by the board of directors, sign here. See Note 5) The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated here are true.

Dated   December 15 1994                     NEHRING ELECTRICAL WORKS COMPANY
                                             -----------------------------------
                                             (Exact Name of Corporation)

attested by /s/ William Vranek               by /s/ Ray Hott
            -----------------------------       -------------------------------
           (Signature of Secretary or          (Signature of President or Vice
            Assistant Secretary)                President)

           William Vranek, Secretary           Ray Hott, President
           ------------------------------      -------------------------------
           (Type or Print Name and Title)      (Type or Print Name and Title)

All change of registered office by registered agent, sign here. See Note 6

       The undersigned under penalties of perjury affirms that the facts stated herein are true.

Dated ______________________ 19 ____________________________
                                      (Signature of Registered Agent or Records)

                                      NOTES

1. The registered office may, but need not be the same as the principal office of the corporation. However, the registered office and the office address of the registered agent must be the same.

2. The registered office must include a street or road address, a post office box number along is not acceptable.

3.     A corporation cannot act as its own registered agent.

4. If the registered office is changed from one county to another, then the corporation must file with the records of deeds of the new county a certified copy of the articles of incorporation and a certified copy of the statement of change of registered office. Such certified copies may be obtained ONLY from the Secretary of State.

5. Any change of registered agent must be by resolution adopted by the board of directors. This statement must then be signed by the President (or vice-president) and by the Secretary (or an assistant secretary).

6. The registered agent may report a change of the registered office of the corporation for which he or she registered agent. When the agent reports such a change, this statement must be signed by the registered agent.